UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 27, 2007

National Atlantic Holdings Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

New Jersey	000-51127	223316586
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4 Paragon Way, Freehold, New Jersey		07728
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	732-665-1100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 8.01 Other Events.

On November 27, 2007, National Atlantic Holdings Corp. issued a press release, providing a response to an announcement by A.M. Best Co. that it has placed ratings of both National Atlantic and its main operating subsidiary, The Proformance Insurance Company, under review.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Atlantic Holdings Corporation

November 27, 2007	By:	/s/ Frank J. Prudente

Name: Frank J. Prudente
Title: Executive Vice President, Treasurer and Chief Financial Officer

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	National Atlantic Press Release dated 11/27/2007